MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated March 3, 2010 to the Statement of Additional Information

(“SAI”) dated May 1, 2009, as supplemented on July 27, 2009, September 22, 2009,

and November 20, 2009 for the following series and classes of the Fund:

Small Cap Series—Class A, B, Z, D and E

High Yield Bond Series

Commodity Series

Global Fixed Income Series

Technology Series

Financial Services Series

International Series

Core Bond Series

Life Sciences Series

Core Plus Bond Series

World Opportunities Series—Class A, B, Z, D and E

Diversified Tax Exempt Series

New York Tax Exempt Series

Ohio Tax Exempt Series

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The Fund’s Board of Directors approved an increase in the limitation on foreign securities that may be held by the Life Sciences, Technology, and Financial Services Series. Accordingly, the second and third paragraphs of the section of the SAI titled “Other Investments—Foreign Securities” are hereby deleted and replaced by the following:

The International Series will, under normal circumstances, invest at least 65% of its total assets, and expects to be fully invested, in equity securities of foreign companies. The World Opportunities Series will invest at least 65% of its total assets in common stocks of companies domiciled in at least three different countries. Each of the International Series and World Opportunities Series may invest up to 100% of its assets in foreign securities. The Small Cap Series may not purchase foreign securities if as a result of the purchase of such securities more than 25% of its assets would be invested in foreign securities, and the Life Sciences Series and Technology Series may not purchase foreign securities if as a result of the purchase of such securities more than 50% of a Series’ assets would be invested in foreign securities. The foregoing restrictions of the Small Cap, Life Sciences, and Technology Series shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market. Each of the Tax Exempt Series may not purchase foreign securities. Foreign debt securities may be denominated either in U.S. dollars or foreign currencies.

The Financial Services Series may invest up to 50% of its assets in foreign securities, including those that are not publicly traded in the United States. The Financial Services Series may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by American Depository Receipts that are listed on a domestic securities exchange or are traded in the United States on the over-the-counter market. Foreign debt securities may be denominated either in U.S. dollars or foreign currencies. The Core Bond Series may not invest in non-dollar denominated securities. The Core Plus Bond Series may invest up to 20% of its assets in non-dollar denominated securities, including securities issued by companies located in emerging markets. Each of the Core Bond Series, Core Plus Bond Series, and Financial Services Series will invest no more than 20% of its assets in securities issued by any one foreign government.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE